Subsequent Events	12 Months Ended
Nov. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 18—SUBSEQUENT EVENTS:
On December 1, 2020, the Company completed the previously announced separation of Concentrix, its customer experience services businesses, into an independent public company in a tax-free
transaction for federal income tax purposes. Please refer to
Note 17
– Discontinued Operations for more details.
In connection with the Separation, as required by the SYNNEX stock incentive plans, the Company made certain adjustments to outstanding employee equity awards with the intention of preserving the intrinsic value of the awards prior to the Separation. There were 1,452 awards outstanding at November 30, 2020. In accordance with the employee matters agreement, each exercisable and non-exercisable
stock option and unvested restricted stock award was modified into similar awards of both SYNNEX and Concentrix and the exercise price of outstanding stock options was adjusted to preserve the intrinsic value of the awards. Certain restricted stock units and performance-contingent awards were modified to provide the holders restricted stock units and performance contingent awards in the company that employs such employee following the Separation. When settled wholly in the employer’s shares, the ratio was based on the closing stock price of SYNNEX at November 30, 2020 compared to the opening stock price of the respective entity on December 1, 2020. The options strike prices were adjusted in the same manner. The modification of these awards did not result in material incremental compensation cost.

As described in
Note 3
– Stockholders’ Equity, on January 11, 2021, the Company declared the reinstatement of a quarterly cash dividend.
On March 22, 2021, the Company announced that it had entered into an agreement and plan of merger (the “Merger Agreement”) to acquire

100
% of the parent company of Tech Data Corporation, a Florida Corporation (“Tech Data”) in a cash and stock transaction (the “Merger”). The consideration payable to the stockholder that owns Tech Data consists of

$
1.61
 billion in cash and
44
 million shares of our common stock (the “Merger Consideration”). Following the proposed transaction, the sole stockholder of Tech Data will own approximately
45.9
%
of SYNNEX common stock on a fully diluted basis, based on the Company’s shares outstanding as of May 31, 2021. If the Merger is not consummated, then under certain circumstances we would be obligated to pay Tech Data a termination fee ranging from
$
40.9
 million to $
131.7
 million.
The Merger is expected to create a global IT distribution leader with significant breadth and depth of product offerings, services and logistic capabilities.
Tech Data and the Company filed their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the Merger with the Federal Trade Commission and Department of Justice. The waiting period for filings made by both Tech Data and the Company expired on June 4, 2021.
On June 30, 2021, the Company received stockholder approval for the issuance of shares of SYNNEX common stock in connection with the initial merger contemplated by the Merger Agreement. The Company expects the transaction to close on or around September 1, 2021.
In connection with the Merger, the Company has entered into a new credit agreement, dated as of April 16, 2021 (the “New Credit Agreement”) with the lenders party thereto and Citibank, N.A., as agent, pursuant to which the Company has received commitments for the extension of a senior unsecured revolving credit facility not to exceed an aggregate principal amount of $3.5 billion, including a $200 million letter of credit sub-facility,
which revolving credit facility (the “new revolving credit facility”) may, subject to the lenders’ discretion, potentially be increased by up to an aggregate amount of $500 million and for the extension of a senior unsecured term loan (the “new term loan” and, together with the new revolving credit facility, the “new credit facilities”) in an aggregate principal amount not to exceed $1.5 billion. The commitments under the new credit facilities are subject to customary conditions. The borrower under the new credit facilities is the Company. There are no guarantors of the new credit facilities.
The commitments under the new credit facilities terminate upon the earliest to occur of (i) with respect to the revolving commitments, the fifth anniversary of the closing date (subject to two one-year extensions
upon the Company’s prior notice to the lenders and the agreement of the lenders to extend such maturity date), (ii) in the event SYNNEX voluntarily elects to reduce such commitments to zero, on such date, or subject to certain conditions, following an event of default, (iii) if the closing does not occur prior to such date, five business days after the termination date of the Merger Agreement, and (iv) the date that the Merger Agreement is terminated by SYNNEX in a signed writing in accordance with the terms of the Merger Agreement.
The funding under the new credit facilities is subject to customary closing conditions.
The proceeds of the loans under the new term loan will be used to provide a portion of the debt financing required to refinance certain indebtedness of the Company and Tech Data, which is required to consummate the proposed transactions related to the Merger, together with the payment of related fees and expenses, and the borrowings (if any) under the new revolving credit facility on the closing date of the proposed transactions will be used to pay fees and expenses related to the Merger and related transactions. After the closing date, the revolving credit facility will, subject to customary conditions, be available for general corporate purposes or any other purpose not prohibited by the New Credit Agreement.
The outstanding principal amount of the term loan will be, once advanced, payable in quarterly instalments in an amount equal to 1.25% of the original principal balance commencing on the last day of the first full fiscal quarter after the closing date of the new credit facilities, with the outstanding principal amount of the term loans due in full on the maturity date. Loans borrowed under the New Credit Agreement bear interest, in the case of LIBOR (or successor) rate loans, at a per annum rate equal to the applicable LIBOR (or successor) rate, plus the applicable margin, which may range from 1.125% to 1.75%, based on the Company’s public debt rating (as defined in the New Credit Agreement). The applicable margin on base rate loans is 1.00% less than the corresponding margin on LIBOR (or successor rate) based loans. In addition to these borrowing rates, there is a commitment fee which ranges from 0.125% to 0.300% on any unused commitment under the new revolving credit facility based on the Company’s public debt rating.
The New Credit Agreement contains various loan covenants that will restrict the ability of the Company and its subsidiaries to take certain actions that are customary for similar facilities for similarly rated borrowers. The New Credit Agreement also contains financial covenants which will require compliance with a maximum debt to EBITDA ratio and a minimum interest coverage ratio, in each case tested on the last day of any fiscal quarter
commencing with the first full fiscal quarter to occur after the closing date of the new credit facilities. The New Credit Agreement also contains various customary events of default, including with respect to a change of control of the Company.
On March 22, 2021, the Company had entered into a debt commitment letter (the “Commitment Letter”), under which Citigroup Global Markets Inc. and certain other financing institutions joining thereto pursuant to the terms thereof committed to provide (i) a $1.5 billion senior unsecured term bridge facility (the “Term Loan A Bridge Facility”), (ii) a $2.5 billion senior unsecured term bridge facility (the “Bridge Facility”) and (iii) a $3.5 billion senior unsecured revolving bridge facility (the “Bridge Revolving Facility”), subject to the satisfaction of certain customary closing conditions. On April 16, 2021, (i) the $1.5 billion commitment with respect to Term Loan A Bridge Facility under the Commitment Letter and (ii) the $3.5 billion commitment with respect to Bridge Revolving Facility under the Commitment Letter were reduced to zero, in each case, as a result of SYNNEX entering into the New Credit Agreement.
On August 9, 2021, SYNNEX completed its offering of $2.5 billion aggregate principal amount of senior unsecured notes, consisting of $700.0 million of 1.25% notes due August 2024, $700.0 million of 1.75% notes due August 2026, $600.0 million of 2.375% notes due August 2028, and $500.0 million of 2.65% notes due August 2031 (collectively, the “Notes,” and such offering, the “Notes Offering”). SYNNEX will pay interest semi-annually on the notes on
February 9
and
August 9
, beginning
February 9, 2022
. The net proceeds from this offering will be used to fund the aggregate cash portion of the consideration payable to Tiger Parent in connection with the Merger, refinance certain of SYNNEX’ and Tech Data’s existing indebtedness and pay related fees and expenses. SYNNEX expects to use any remaining net proceeds from the Notes Offering for general corporate purposes.
The Notes are not conditioned upon the consummation of the Merger. However, if (i) the closing of the Merger has not occurred on or prior to December 22, 2021 (provided that, if the termination date of the Merger Agreement is extended, this date will also be extended to the same extended termination date, but in no case will this date be extended beyond
June 22, 2022
), (ii) SYNNEX notifies the trustee under the indenture governing the Notes in writing that SYNNEX will not pursue the consummation of the Merger or (iii) the Merger Agreement has been terminated without the consummation of the Merger, SYNNEX will be required to redeem all of the outstanding Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest from, and including, the date of initial issuance (or the most recent interest payment date to which interest has been paid, whichever is later) to, but excluding, the special mandatory redemption date.
In connection with the issuance and sale of the Notes, on August 9, 2021, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., as representative of the initial purchasers of the Notes. The Company agreed under the Registration Rights Agreement to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) use its commercially reasonable efforts to cause the registration statement to become effective under the Securities Act. The Company shall be obligated to pay additional interest on the Notes in certain circumstances, including if it does not complete the exchange offer on or prior to the 365th day after the closing of the Notes Offering (the “Exchange Effectiveness Deadline”), or, if the shelf registration statement with respect to the Notes (if required to be filed) does not become effective by the later of (i) the Exchange Effectiveness Deadline, or (ii) 150 days after certain conditions have occurred.
On August 9, 2021, (ii) the $2.5 billion senior unsecured term bridge facility (the “Bridge Facility”) with respect to Bridge Facility under the Commitment Letter was reduced to zero, as a result of SYNNEX issued new Senior Notes.
Additionally, prior to the completion of the proposed merger, the Company’s ability to issue dividends outside its normal practice or repurchase shares of common stock is limited.